                                                              Exhibit 10*(p)-1
                        AMENDMENT FOR TRA 86 PROVISIONS
                        EFFECTIVE PRIOR TO 1989 FOR THE

           MOORE HANDLEY SALARIED EMPLOYEES' SAVINGS PLAN AND TRUST

SECTION I:  PURPOSE AND EFFECTIVE DATE

1.1 Purpose. It is the intention of the Employer to amend the plan to comply with those provisions of the Tax Reform Act of 1986 that are effective prior to the first Plan Year beginning after December 31, 1988. Nothing contained in this amendment shall permit or require Elective Deferrals, Matching Employer Contributions, or Employee Contributions under the plan unless such Elective Deferrals, Matching Employer Contributions, or Employee Contributions have been authorized by the Employer under other provisions of the plan or under other amendments thereto.

1.2 Effective Date. Except as otherwise provided, this amendment shall be effective as of the first day of the first Plan Year beginning after December 31, 1986.


SECTION II: DEFINITIONS

For purposes of this amendment only, the following definitions shall apply.

2.1 "Adjustment Factor" shall mean the cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code for years beginning after December 31, 1987, as applied to such items and in such manner as the Secretary shall provide.

2.2 "Affiliated Employer" shall mean the Employer and any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code.

2.3 "Code" shall mean the Internal Revenue Code of 1986 and amendments thereto.

2.4 "Compensation" shall mean compensation paid by the Employer to the Participant during the taxable year ending with or within the Plan Year which is required to be reported as wages on the Participant's Form W-2 and, if the provisions of the plan other than this amendment so provide, shall also include compensation which is not currently includible in the participant's gross income by reason of the application of sections 125, 402(a) (8), 402(h) (1) (B) or 403(b) of the Code.

2.5 "Elective Deferrals" shall mean contributions made to the plan during the Plan Year by the Employer, at the election of the Participant, in lieu of cash compensation and shall include contributions made pursuant to a salary reduction agreement.

2.6 "Employee" shall mean employees of the Employer and shall include leased employees within the meaning of Section 414(n)(2) of the Code. Notwithstanding the foregoing, if such leased employees constitute less than twenty percent of the Employer's nonhighly compensated work force within the meaning of Section 414(n)(1)(C)(ii) of the Code, the term "Employee" shall not include those leased employees covered by a plan described in
              Section 414(n)(5) of the Code unless otherwise provided by the terms of this plan other than this amendment.

2.7 "Employee Contributions" shall mean contributions to the plan made by a Participant during the Plan Year.

2.8 "Employer" shall mean the entity that establishes or maintains the plan; any other organization which has adopted the plan with the consent of such establishing employer; and any successor of such employer.
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2.9           "Family Member" shall mean an individual described in Section
              414(q)(6)(B) of the Code.

2.10 "Highly Compensated Employee" shall mean an individual described in Section 414(q) of the Code.

2.11 "Inactive Participant" shall mean any Employee or former Employee who has ceased to be a Participant and on whose behalf an account is maintained under the plan.

2.12 "Matching Contribution" shall mean any contribution to the Plan made by the Employer for the Plan Year and allocated to a Participant's account by reason of the Participant's Employee Contributions or Elective Deferrals.

2.13 "Non-Highly Compensated Employee" shall mean an Employee of the Employer who is neither a Highly Compensated Employee nor a Family Member.

2.14 "Participant" shall mean any Employee of the Employer who has met the eligibility and participation requirements of the plan.

2.15 "Qualified Nonelective Contributions" shall mean contributions (other than Matching Contributions) made by the Employer and allocated to Participants' accounts that the Participant may not elect to receive in cash until distributed from the plan; that are 100 percent vested and nonforfeitable when made; and that are not distributable under the terms of the plan to Participants or their beneficiaries earlier than the earlier of:

              i) separation from service, death, or disability of the Participant;

              ii)         attainment of the age 59 1 /2 by the Participant;

              iii) termination of the plan without establishment of a successor plan;

              iv) the events specified in those of Sections XIII, XIV or XV of this amendment adopted by the Employer; or

              (v) for Plan Years beginning before January 1, 1989, upon hardship of the Participant.

2.16 "Plan Year" shall mean the plan year otherwise specified in the plan.


SECTION III: PROVISIONS RELATING TO LEASED EMPLOYEES

3.1 Safe-Harbor. Notwithstanding any other provisions of the Plan, for purposes of determining the number or identity of Highly Compensated Employees or for purposes of the pension requirements of Section 414(n)(3) of the Code, the employees of the Employer shall include individuals defined as Employees in Section 2.6 of this amendment.

3.2 Participation and Accrual. A leased employee within the meaning of Section 414(n)(2) of the Code shall become a Participant in, and accrue benefits under, the plan based on service as a leased employee only as provided in provisions of the plan other than this Section III.

3.3 Effective Date. This Section III shall be effective for services performed after December 31, 1986.


SECTION IV: LIMITATIONS ON CONTRIBUTIONS AND BENEFITS

4.1            Revised Contribution Limitations under Defined Contribution
               Plan.

4.1(a) Definition of Annual Additions. For purposes of the plan, "Annual Addition" shall mean the amount allocated to a Participant's account during the Limitation Year that constitutes:

               (i)        Employer contributions,
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               (ii)       Employee contributions,

               (iii)      Forfeitures, and

               (iv) Amounts described in Sections 415(1)(1) and 419(A)(d)(2) of the Code.

4.1(b) Maximum Annual Addition. The maximum Annual Addition that may be contributed or allocated to a Participant's account under the Plan for any Limitation Year shall not exceed the lesser of:

               (i)        the Defined Contribution Dollar Limitation, or

               (ii) 25 percent of the Participant's compensation, within the meaning of Section 415(c)(3) of the Code for the Limitation Year.

4.1(c)         Special Rules. The compensation limitation referred to in
               Section 4.1 (b) (ii) shall not apply to:

               (i) Any contribution for medical benefits (within the meaning of Section 419A(f)(2) of the Code) after separation from service which is otherwise treated as an Annual Addition, or

               (ii) Any amount otherwise treated as an Annual Addition under Section 415(1)(1) of the Code.

4.1(d) Definitions. For purposes of Section 4.1, "Defined Contribution Dollar Limitation shall mean $30,000 or, if greater, one-fourth of the defined benefit dollar limitation set forth in Section 415(b)(1) of the Code as in effect for the Limitation Year.

4.2 Special Rules for Plans Subject to Overall Limitations Under Code Section 415(e).

4.2(a) Recomputation Not Required. The Annual Addition for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all Employee Contributions as an Annual Addition.

4.2(b) Adjustment of Defined Contribution Plan Fraction. If the plan satisfied the applicable requirements of Section 415 of the Code as in effect for all Limitation Years beginning before January 1, 1987, an amount shall be subtracted from the numerator of the defined contribution plan fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury so that the sum of the defined benefit plan fraction and defined contribution plan fraction computed under Section 415(e)(1) of the Code (as revised by this Section IV) does not exceed 1.0 for such Limitation Year.
4.3 Limitation Year. For purposes of this Section IV, Limitation Year" shall mean the limitation year specified in the plan, or if none is specified, the calendar year.

4.4            Effective Date of Section IV Provision. The provisions of this
               Section IV shall be effective for Limitation Years beginning after December 31, 1986.


SECTION V: ELECTIVE DEFERRALS

5.1 Maximum Amount of Elective Deferrals. Effective as of January 1, 1987, no Employee shall be permitted to have Elective Deferrals made under this plan during any calendar year in excess of $7000 multiplied by the Adjustment Factor as provided by the Secretary of the Treasury. The foregoing limit shall not apply to Elective Deferrals of amounts attributable to service performed in 1986 and described in Section 1105(c) (5) of the Tax Reform Act of 1986.

5.2            Average Actual Deferral Percentage.

               (a) The Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25; or
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               (b)        The Average Actual Deferral Percentage for Eligible
                          Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 2, provided that the Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees does not exceed the Average Actual Deferral Percentage for Eligible Participants who are Nonhighly Compensated Employees by more than two (2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

5.3 Definitions. For purposes of this section V and for purposes of Sections X and XI of this Amendment, the following definitions shall be used:

5.3(a) "Actual Deferral Percentage" shall mean the ratio (expressed as a percentage), of Elective Deferrals and Qualified Employer Deferral Contributions on behalf of the Eligible Participant for the Plan Year to the Eligible Participant's Compensation for the Plan Year.

5.3(b) "Average Actual Deferral Percentage" shall mean the average (expressed as a percentage) of the Actual Deferral Percentages of the Eligible Participants in a group.

5.3(c) "Qualified Employer Deferral Contributions" shall mean Qualified Nonelective Contributions taken into account under the terms of the plan without regard to this amendment in determining the Actual Deferral Percentage.

5.3(d) "Eligible Participant" shall mean any Employee of the Employer who is otherwise authorized under the terms of the Plan to have Elective Deferrals or Qualified Employer Deferral Contributions allocated to his account for the Plan Year.

5.4            Special Rules.

5.4(a) For purposes of this Section V, the Actual Deferral Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals or Qualified Employer Deferral Contributions allocated to his account under two or more plans or arrangements described in Section 401 (k) of the Code that are maintained by the Employer or an Affiliated Employer shall be determined as if all such Elective Deferrals and Qualified Employer Deferral Contributions were made under a single arrangement.

5.4(b) For purposes of determining the Actual Deferral Percentage of a Participant who is a Highly Compensated Employee, the Elective Deferrals, Qualified Employer Deferral Contributions and Compensation of such Participant shall include the Elective Deferrals, Qualified Employer Deferral Contributions and Compensation of Family Members, and such Family Members shall be disregarded in determining the Actual Deferral Percentage for Participants who are Nonhighly Compensated Employees.

5.4(c) The determination and treatment of the Elective Deferrals, Qualified Nonelective Contributions and Actual Deferral Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.


SECTION VI. LIMITATIONS ON EMPLOYEE CONTRIBUTIONS AND MATCHING EMPLOYER CONTRIBUTIONS

6.1            Contribution Percentage.

6.1(a) The Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25; or

6.1(b) The Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Eligible

               Participants who are Nonhighly Compensated Employees the Plan Year multiplied by 2, provided that the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees does not exceed the Average Contribution Percentage for Eligible Participants who are Nonhighly Compensated Employees by more than two (2) percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

6.2 Definitions. For purposes of this Section VI, and for purposes of Section XII of this amendment, the following definitions shall apply.

6.2(a) "Average Contribution Percentage" shall mean the average (expressed as percentage) of the Contribution Percentages of the Eligible Participants in a group.

6.2(b) "Contribution Percentage" shall mean the ratio (expressed as a percentage), of the sum of the Employee Contributions and Matching Contributions under the plan on behalf of the Eligible Participant for the Plan Year to the Eligible Participant's Compensation for the Plan Year.

6.2(c) "Eligible Participant" shall mean any employee of the Employer who is otherwise authorized under the terms of the plan to have Employee Contributions or Matching Contributions allocated to his account for the Plan Year.

6.3            Special Rules.

6.3(a) For purposes of this section VI, the Contribution Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to make Employee Contributions, or to receive Matching Contributions, Qualified Nonelective Contributions or Elective Deferrals allocated to his account under two or more plans described in Section 401 (a) of the Code or arrangements described in Section 401 (k) of the Code that are maintained by the Employer or an Affiliated Employer shall be determined as if all such contributions and Elective Deferrals were made under a single plan.

6.3(b)         In the event that this plan satisfies the requirements of
               Section 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 410(b) of the Code only if aggregated with this plan, then this Section VI shall be applied by determining the Contribution Percentages of Eligible Participants as if all such plans were a single plan.

6.3(c) For purposes of determining the Contribution Percentage of an Eligible Participant who is a Highly Compensated Employee, the Employee Contributions, Matching Employer Contributions and Compensation of such Participant shall include the Employee Contributions, Matching Employer Contributions and Compensation of Family Members, and such Family Members shall be disregarded in determining the Contribution Percentage for Eligible Participants who are Nonhighly Compensated Employees.

6.3(d) The determination and treatment of the Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.


SECTION VII: QUALIFIED VOLUNTARY EMPLOYEE CONTRIBUTIONS NOT PERMITTED

The plan shall accept no Employee Contributions designated by the Participant as deductible employee contributions (within the meaning of Section 72(o)(5)(A) of the Code) for a taxable year of the Participant beginning after December 31, 1986.


SECTION IX: DETERMINATION OF TOP-HEAVY STATUS

Solely for the purpose of determining if the plan, or any other plan included in a required aggregation group of which this plan is a pan, is top-heavy (within the meaning of Section 416(9) of the Code) the accrued benefit of an Employee other than a key employee (within the meaning of Section 416(i)(1) of the

Code) shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Affiliated Employers, or
(b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code.


SECTION X: DISTRIBUTION OF EXCESS DEFERRALS

10.1 In General. Notwithstanding any other provision of the plan, Excess Deferral Amounts and income allocable thereto shall be distributed no later than April 15, 1988, and each April 15 thereafter to Participants who claim such Allocable Excess Deferral Amounts for the preceding calendar year.

10.2 Definitions. For purposes of this amendment, "Excess Deferral Amount" shall mean the amount of Elective Deferrals for a calendar year that the Participant allocates to this plan pursuant to the claim procedure set forth in Section 10.3.

10.3 Claims. The Participant's claim shall be in writing, shall be submitted to the plan administrator no later than March 1; shall specify the Participant's Excess Deferral Amount for the preceding calendar year; and shall be accompanied by the Participant's written statement that if such amounts are not distributed, such Excess Deferral Amount, when added to amounts deferred under other plans or arrangements described in Sections 401 (k), 408(k) or 403(b) of the Code, exceeds the limit imposed on the Participant by Section 402(9) of the Code for the year in which the deferral occurred.

10.4 Determination of Income or Loss. The Excess Elective Deferral shall be adjusted for income or loss. The income or loss allocable to Excess Elective Deferrals shall be determined by multiplying the income or loss allocable to the Participant's Elective Deferrals for the Calendar Year by a fraction, the numerator of which is the Excess Elective Deferral on behalf of the Participant for the preceding Calendar Year and the denominator of which is the Participant's account balance attributable to Elective Deferrals on the last day of the preceding Calendar Year.


SECTION XI: DISTRIBUTION OF EXCESS CONTRIBUTIONS

11.1 In General. Notwithstanding any other provision of the plan, Excess Contributions and income allocable thereto shall be distributed no later than the last day of each plan year beginning after December 31, 1987, to Participants on whose behalf such Excess Contributions were made for the preceding Plan Year.

11.2 Excess Contributions. For purposes of this amendment, "Excess Contributions" shall mean the amount described in Section 401
               (k)(8)(B) of the Code.

11.3 Determination of Income or Loss. The Excess Contributions shall be adjusted for income or loss. The income or loss allocable to Excess Contributions shall be determined by multiplying the income or loss allocable to the Participant's Elective Deferrals and Qualified Employer Deferral Contributions for the Plan Year by a fraction, the numerator of which is the Excess Contribution on behalf of the Participant for the preceding Plan Year and the denominator of which is the sum of the Participant's account balances attributable to Elective Deferrals and Qualified Employer Deferral Contributions on the last day of the preceding Plan Year.

11.4 Reduction for Excess Deferrals Distributed. The Excess Contributions which would otherwise be distributed to the Participant shall be reduced, in accordance with regulations, by the amount of Excess Deferrals distributed to the Participant.

11.5 Accounting for Excess Contributions. Amounts distributed under this Section XI shall first be treated as distributions from the Participant's Elective Deferral account and shall be treated as distributed from the Participant's Qualified Employer Deferral Contribution account only to the extent such Excess Contributions exceed the balance in the Participant's Elective Deferral account.

SECTION XII: DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS

12.1 In General. Excess Aggregate Contributions and income allocable thereto shall be forfeited, if otherwise forfeitable under the terms of this Plan, or if not forfeitable, distributed no later than the last day of each Plan Year beginning after December 31, 1987, to Participants to whose accounts Employee Contributions or Matching Contributions were allocated for the preceding Plan Year.

12.2 Excess Aggregate Contributions. For purposes of this amendment, "Excess Aggregate Contributions" shall mean the amount described in Section 401 (m)(6)(B) of the Code.

12.3 Determination of Income or Loss. The Excess Aggregate Contributions shall be adjusted for income or loss. The income or loss allocable to Excess Aggregate Contributions shall be determined by multiplying the income or loss allocable to the Participant's Employee Contributions and Matching Contributions for the Plan Year by a fraction, the numerator of which is the Excess Aggregate Contributions on behalf of the Participant for the preceding Plan Year and the denominator of which is the sum of the Participant's account balance attributable to Employee Contributions and Matching Contributions on the last day of the preceding Plan Year.

12.4 Accounting for Excess Aggregate Contributions. Excess Aggregate Contributions shall be distributed from the Participant's Employee Contribution account, and forfeited if otherwise forfeitable under the terms of the plan (or, if not forfeitable, distributed) from the Participant's Matching Contribution account in proportion to the Participant's Employee Contributions and Matching Contributions for the Plan Year.

12.5           Allocation of Forfeitures.

12.5(a)        Amounts forfeited by Highly Compensated Employees under this
               Section XII shall be:

               i) Treated as Annual Additions under Section 4.1 (a) of this amendment and either;

               ii) Applied to reduce employer contributions if forfeitures of Matching Contributions under the Plan are applied to reduce employer contributions; or

               iii) Allocated, after all other forfeitures under the plan, and subject to Section 12.6(b) of this amendment, to the same Participants and in the same manner as such other forfeitures of Matching Contributions, are allocated to other Participants under the Plan.

12.5(b)        Notwithstanding the foregoing, no forfeitures arising under this
               Section XII shall be allocated to the account of any Highly Compensated Employee.


SECTION XIII: DISTRIBUTIONS UPON PLAN TERMINATION

Effective as of January 1, 1985 or such later date as the employer shall specify upon adoption of this Section XIII, Elective Deferrals, Qualified Employer Deferral Contributions, and income attributable thereto, shall be distributed to Participants or their beneficiaries as soon as administratively feasible after the termination of the plan, provided that neither the Employer nor an Affiliated Employer maintains a successor plan.


SECTION XIV: DISTRIBUTIONS UPON SALE OF ASSETS

Effective as of January 1, 1985, or such later date as the Employer shall specify upon adoption of this Section XIV, all Elective Deferrals, Qualified Employer Deferral Contributions, and income attributable thereto, shall be distributed to Participants as soon as administratively feasible after the sale, to an entity that is not an Affiliated Employer, of substantially all of the assets used by the Employer in the trade or business in which the Participant is employed.

SECTION XV: DISTRIBUTIONS UPON SALE OF SUBSIDIARY

Effective as of January 1, 1985, or such later date as the Employer specifies upon adoption of this Section XV, all Elective Deferrals, Qualified Employer Deferral Contributions, and income attributable thereto, shall be distributed, as soon as administratively feasible after the sale, to an entity that is not an Affiliated Employer, of an incorporated Affiliated Employer's interest in an subsidiary to Participants employed by such subsidiary.


This Amendment is signed this     14th     day of March, 1994.
                              -----------         -----    --

                                        MOORE HANDLEY, INC.


                                        By: L. Ward Edwards
                                           ---------------------------
                                              (authorized signature)

          =====================================================================

          401 (k)/PROFIT SHARING
          PROTOTYPE


          NON-STANDARDIZED
          ADOPTION AGREEMENT #03-001

              THE NEW ENGLAND 401(K)/Profit SHARING PROTOTYPE PLAN

                    NON-STANDARDIZED ADOPTION AGREEMENT #001

The Employer named below hereby establishes a profit-sharing plan and trust by adopting the 401 (k)/Profit Sharing Prototype Plan #03 which the Employer accepts and incorporates by reference herein, with the specifications set forth below with respect to the terms and provisions of the Plan. This Adoption Agreement, together with the Basic Plan Document when registered in accordance with the Sponsoring Organization's requirements, shall be a Prototype Plan and constitutes a Plan and Trust for the exclusive benefit of participating Employees. Prototype Plan status depends upon initial registration and continued registration in accordance with the requirements of the Sponsoring Organization.

THIS ADOPTION AGREEMENT constitutes (select one):

         [ ]     the establishment of a new Plan and Trust, effective
                                        (the "Effective Date").
                 -----------------------
         [X]     the amendment and restatement of an existing Plan and Trust of the Employer which is qualified under Section 401 (a) of the
                 Internal Revenue Code and which was effective January 1, 1982
                                                               ---------------
                 (the "Effective Date"). The name of the existing Plan that is being amended and restated is:

                 Moore Handley Salaried Employees' Salaried Plan and Trust
                 -------------------------------------------------------------

                 -------------------------------------------------------------.
                 The effective date of this amendment is:   January 1, 1989
                                                          --------------------.

THE EMPLOYER (If more than one employer is included in the Plan, list all Employers and indicate which Employer is the Principal Employer. Use attachment H necessary. Note: An Employer who is not aggregated with the Principal Employer under Section 414(b), (c), (m) or (o) of the Code shall not be permitted to adopt the Plan.)

         Name         Moore Handley, Inc. (Sponsoring Employer)
                      * See Attachment for additional Employer
                 --------------------------------------------------------------
         Address      P.O. Box 2607
                 --------------------------------------------------------------
                      Birmingham, AL                        Zip Code    35202
         --------------------------------------------------           ---------
         Employer Identification Number  63-819773          Plan Number   001
                                        -------------------             -------

         Type of Entity:

         [X]  Corporation      [ ]   Partnership      [ ]  Sole Proprietorship
         [ ]  Other

         Employer Fiscal Year for Income Tax Purposes:

         [X]  Calendar Year    [ ]   Year beginning the         day of
                                                       ---------      ---------

         Date incorporated (or date business commenced, if not a corporation):

         --------------------------------------

THE TRUSTEE (Enter the name and address of the person(s) or corporation appointed by the Employer as Trustee under this Plan and Trust.)

         Name(s)      L. Ward Edwards And Gary Mercer
                 --------------------------------------------------------------
         Address      P.O. Box 2607
                 --------------------------------------------------------------
                      Birmingham, AL                        Zip Code    35202
                 ------------------------------------------           ---------

        Copyright (C) 1993, New England Mutual Life Insurance Company.
                             All rights reserved

PLAN NAME

The name of the Plan shall be:    Moore Handley Salaried Employees' Savings

                              -------------------------------------------------
Plan and Trust
- - -------------------------------------------------------------------------------


ARTICLE 11- General Definitions

2.07 "COMPENSATION," shall mean the Participant's wages within the meaning of Section 3401 (a) of the Code for income tax withholding at the source, subject; however, to Section 2.07 of the Basic Plan Document and the following provisions (complete A, B, C and D):

         A. Except as provided in D Below, "Compensation" shall be determined over the following applicable period (select one):

                 [X]      the Plan Year
                 [ ]      the Limitation Year ending with or within the Plan
                          Year
                 [ ]      the Employer's fiscal year ending with or within the
                          Plan Year
                 [ ]      the calendar year ending with or within the Plan Year

         B. "COMPENSATION" for purposes of determining profit sharing and matching contributions shall exclude the following (select one or more as appropriate):

                 [X]      not applicable
                 [ ]      overtime pay
                 [ ]      commissions
                 [ ]      bonuses
                 [ ]      other special pay                (specify).
                                           ----------------
                 [ ]      Compensation in excess of $               .
                                                     ---------------
         C. "COMPENSATION" for purposes of determining profit sharing and matching contributions (select one):

                 [X]      shall include
                 [ ]      shall not include

                 the following types of elective contributions and deferred compensation: (1) any Employer contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Employee under a "cafeteria plan" described in Section 125 of the Code, a "cash or deferred arrangement" described in Section 401 (k) of the Code, a "simplified employee pension plan" described in Section 402(h) of the Code or a "tax deferred annuity" program as provided in
                 Section 403(b) of the Code, (2) any compensation defined under an "eligible deferred compensation plan" described in Section 457 of the Code, or (3) any Employee contributions which are "picked up" under a government plan as described in Section 414(h)(2) of the Code

         D. "COMPENSATION" for purposes of the Actual Deferral Percentage Test under Article XXV and the Actual Contribution Percentage Test under Article XXVI shall mean the Participant's Compensation, as defined above, paid to him during the applicable period, as specified below, but including any amounts described in B and C above. The applicable period shall be as follows (select one):

                 [X]      the entire Plan Year
                 [ ]      the part of the Plan year during which the
                          Participant is a member of the Plan

2.08 "EARLY RETIREMENT DATE" for a Participant shall mean (select and complete one):

         [X]     not applicable.
         [ ]     the date he attains age               .
                                        ---------------
         [ ]     the date he attains age               and completes
                                        ---------------
                                Years of Service.
                 ---------------
         NOTE: Early retirement under the Prototype Plan operates only to accelerate vesting and, if Section 13.03(a)B is selected below, to defer the distribution of Employer derived benefits. No early retirement date should be selected H neither of these reasons apply.

2.15     "ENTRY DATE" shall mean (select one):

         [ ]     the              day of each               . (Must be either
                    --------------           ---------------
                 first or last day of Plan Year. Unless the "elapsed time"
                 method is selected under Section 3.01 D below, an additional
                 Entry Date exactly 6 months from the date specified above may apply to some Employees as required by law. See Section 2.27 of the Basic Plan Document.)
         [ ]     the first day of each month.
         [X]     the first day of the first and seventh month of each Plan Year.
         [ ]     the first day of the first, fourth, seventh and tenth month of each Plan Year.

         If the adoption of this Prototype Plan establishes a new Plan, the Effective Date shall also be an Entry Date H such date is not included above.

2.24     "LIMITATION YEAR" shall mean (select one):

         [ ]     the Plan Year.
         [X]     the calendar year.
         [ ]     other 12-month period ending on                    .
                                                --------------------
2.29 "NORMAL RETIREMENT AGE" for a Participant shall mean (select and complete one):

         [X]     the date he attains age 65 (not to exceed 65).
                                        ----
         [ ]     the date he attains age 65 or the fifth anniversary of the first day of the Plan Year in which he first became a Participant, whichever is later.

2.35     "PLAN ADMINISTRATOR" (complete only if other than Employer)

         The Employer designates                                         as
                                -----------------------------------------
         the Plan Administrator and his successor shall be that person who shall from time to time hold the office of (select one):

         [ ]    President      [ ]    Treasurer        [ ]    Other (specify)

         or other person designated in writing by the President or Board of Directors.

2.36     "PLAN YEAR" shall mean (select one):

         [ ]     the 12-consecutive month period corresponding to the
                 Employer's fiscal year for income tax purposes as specified on the Adoption Agreement. (Must be selected if Employer is a
                 Partnership or Sole Proprietorship.)
         [ ]     the 12-consecutive month period commencing on each
                                               . (insert month and day)
                 ------------------------------
         [X]     the calendar year.
         [ ]     a short Plan Year commencing on
                                                -----------------------------
                 (insert month/day/year) and ending on
                                                      -------------------------
                 (insert month/day/year) and immediately thereafter the
                 12-consecutive month period commencing on each
                                               (insert month/day).
                 -----------------------------

2.57     "VALUATION DATE" Plan assets shall be valued (select one):

         [ ]     annually; the last day of each Plan Year.
         [ ]     semi-annually; the last day of the sixth and twelfth month of each Plan Year.
         [ ]     quarterly; the last day of the third, sixth, ninth and twelfth month of each Plan Year.
         [X]     monthly; the last day of each month.

2.59 "YEARS OF SERVICE" for purposes of early retirement and vesting shall be based on (select one):

         [X] HOURLY METHOD. 12-consecutive month computation periods of 1,000 Hours of Service based on (select one):
                 [ ]     the Employee's employment year, beginning on the date
                         the Employee first completes an Hour of Service (or on
                         his reemployment date, if applicable) and on each
                         anniversary thereof.
                 [X]     the Plan Year.

         [ ] ELAPSED TIME METHOD. Years and fractions of years of employment, based on days.

         PREDECESSOR EMPLOYER SERVICE. (select one):

         [X]     Not applicable. There is no predecessor employer.
         [ ]     The Employer maintains the plan of a predecessor employer. In such case, the Plan provides that service with the predecessor employer shall be treated as Years of Service and Months of
                 Service with the Employer. (Insert name of the predecessor employer and the effective date of the predecessor employer plan in the space provided below.)
         [ ]     There is a predecessor employer but the Employer does not
                 maintain a plan of the predecessor employer.  Service with such predecessor employer (select one):
                 [ ]     shall be treated as Years of Service and Months of
                         Service with the Employer. (Insert name of predecessor
                         employer in the space provided below.)
                 [ ]     shall not be treated as service with the Employer.


                         ------------------------------------------------------
                           (predecessor employer)          (effective date of
                                                           predecessor plan)

ARTICLE III - ELIGIBILITY AND PARTICIPATION

3.01 Each Employee shall be eligible to participate in the Plan if he is employed in the job classification described below, after he has satisfied the following requirements (complete A, B, C and D)

         A.      The Plan's age requirement shall be as follows (select one):
                 [X]      No age requirement.
                 [ ]      Attained age             (maximum age 21).
                                      -------------
         B.      The Plan's service requirement shall be as follows (select one):
                 [ ]      No service requirement.
                 [X]      Completion of 12 Month(s) of Service.
                                       ----
                          This requirement shall apply (select one):
                          [X]      to all contributions, including salary
                                   reduction, thrift, matching and profit
                                   sharing contributions.
                          [ ]      only to salary reductions and thrift
                                   contributions.  The service requirement for
                                   matching and profit sharing contributions
                                   shall be Month(s) of Service.
                          [ ]      only to salary reduction, thrift and matching
                                   contributions. The service requirement for
                                   profit sharing contributions shall be
                                                                         ------
                                   Month(s) of Service.

         C.      The service requirement(s) under B above shall apply (select one):
                 [ ]      Not applicable. There is no service requirement.
                 [X]      to present and future Employees.

                 [ ] only to persons who are Employees on the Effective Date of the Plan. The service requirement(s) for persons who become Employees after the Effective Date of the Plan shall be as follows: (select one):
                          [ ] For all contributions, including salary reduction, thrift, matching and profit sharing contributions:____________Month(s) of
                                  Service.
                          [ ]     For salary reduction and thrift
                                  contributions:____________Month(s) of
                                  Service. For matching and profit sharing contributions:____________Month(s) of Service.
                          [ ] For salary reduction, thrift and matching contributions:____________Month(s) of
                                  Service. For profit sharing contributions:
                                  ______________Month(s) of Service.

                 NOTE:    If the first option under Section 2.15 above is
                 selected, any age requirement under A above must not exceed age 20-1/2 and any service requirement under B or C above must not exceed 6 months, unless full and immediate vesting is selected in Section 11.03 below in which case up to 18 months may be used for thrift, matching and profit sharing contributions. If the first option under Section 2.15 above is not selected, (1) the service requirement for salary reduction contributions must not exceed 12 months, and (2) the service requirement for thrift, matching and profit sharing contributions must also not exceed 12 months unless full and immediate vesting under Section 11.03 below is selected in which case up to 24 months may be used.

         D. The Months of Service requirement(s) under B and C above shall be based on (select one)
                 [ ]      NOT APPLICABLE. There is no service requirement.
                 [X]      HOURLY METHOD. Computation periods based on
                          consecutive months during which the Employee completes a number of Hours of Service equal to at least 83-1 /3 times the number of Months of Service specified in B or C above.

                          If the hourly method is selected above and the Months of Service requirement is exactly 12 months, complete the following:

                          The second and succeeding eligibility computation periods shall be based on (select one):
                          [ ] the Employee's employment year, beginning on the date the Employee first completes an Hour of Service (or on his reemployment date, if applicable) and on each anniversary thereof.
                          [X] the Plan Year, commencing with the first Plan Year which begins after the date the Employee first completes an Hour of Service (or after his reemployment date, if applicable) .

                 [ ] ELAPSED TIME METHOD. A period of employment of 30 days multiplied by the number of Months of Service specified in B or C above during which the Employee does not have to complete a specific number of Hours of Service.

         JOB CLASSIFICATION (select as appropriate)

         [ ]     All job classifications.
         [X]     All job classifications except:
                 [X]     Hourly Paid.
                 [ ]     Commission Paid.
                 [ ]     Salaried Paid.
                 [X]     Employees under a comparable Employer plan.
                 [X]     Employees covered by a collective bargaining agreement
                         (if retirement benefits have been the subject of good
                         faith negotiations).
                 [ ]     Individuals who perform services for the Employer
                         pursuant to an agreement between the Employer and a
                         leasing organization.
                 [ ]     Other________________________________________ (specify)

         RELATED EMPLOYER COVERAGE (select as appropriate)

         [ ]     Not Applicable. There are no Related Employers.
         [X]     Employees of any employer required to be aggregated with the
                 Employer under Section 414(b), (c) or (m) of the Code (select one):
                 [X]      shall
                 [ ]      shall not
                 be covered by the Plan.


ARTICLE V - EMPLOYER CONTRIBUTIONS

5.01 SOURCE OF CONTRIBUTIONS. Employer contributions to the Plan for any Plan Year shall be made (select one):

         [X]     without regard to current or accumulated Profits.
         [ ]     subject to Section 5.01 of the Basic Plan Document, only out of current or accumulated Profits for the fiscal year ending with or within the Plan Year.

5.04 MATCHING CONTRIBUTIONS. The Employer shall make matching contributions for each eligible Participant (as specified in Section 8.03 below) each Plan Year as follows (select one):

         [X] NOT APPLICABLE. No matching contributions shall be made by the Employer under the Plan.
         [ ] FIXED MATCH. The Employer shall contribute an amount equal to the percentage of the Participant's salary reduction contributions and/or thrift contributions for the Plan Year as specified in A and B below.
         [ ] FLEXIBLE MATCH. If no resolution is made by the Board of Directors, the Employer shall contribute an amount for each Participant equal to the percentage of his salary reduction contributions and/or thrift contributions for the Plan Year as specified in A and B below.

                 A.       MATCHING PERCENTAGE. (select as appropriate)
                          [ ]   25%    [ ]   50%    [ ]   75%
                          [ ] ________% (insert single percentage)
                 B. LIMITS ON MATCHING CONTRIBUTIONS. The amount of matching contributions shall be limited as follows (select as appropriate):
                          [ ] The matching contribution on behalf of each Participant each Plan Year shall not exceed $__________ (insert dollar amount).
                          [ ] Only __________ (insert percentage or dollar amount) of the Participant's Compensation while a Participant each Plan Year shall be matched.

         [ ] OPTIONAL MATCH. The Employer shall contribute an amount (if any) equal to a percentage of each Participant's salary reduction contributions and/or thrift contributions for the Plan Year as specified by resolution of the Board of Directors each Plan Year. The amount of matching contributions may be subject to a maximum as specified by the Board of Directors. The matching percentage and any maximum shall be applied uniformly to all Participants.

5.05     QUALIFIED MATCHING CONTRIBUTIONS (select one)

         [X]     Not applicable. There are no matching contributions under the
                 Plan.
         [ ]     The matching contributions under Section 5.04 (select one):
                 [ ]      shall
                 [ ]      shall not
                 be designated as Qualified Matching Contributions to be included in the Actual Deferral Percentage Test.

NOTE: If such designation is made, matching contributions must be fully vested when made and may not be distributed until age 59-1/2, death, disability or termination of employment.

5.06 PROFIT SHARING CONTRIBUTIONS. The Employer shall make profit sharing contributions to the Plan for each Plan Year as follows (select one):

         [X] NOT APPLICABLE. No profit sharing contributions shall be made by the Employer.
         [ ] DISCRETIONARY FORMULA. An amount as determined each year by resolution of the Board of Directors.
         [ ] FIXED FORMULA. An amount equal to ________% of the total Compensation paid to eligible Participants during the fiscal year which ends with or within the Plan Year.
         [ ]     COMBINATION FIXED/DISCRETIONARY FORMULA. An amount equal to
                 ________% of the total Compensation paid to eligible Participants during the fiscal year which ends with or within the Plan Year, but not in excess of $__________, plus an amount as determined each year by resolution of the Board of Directors.
         [ ] PER CAPITA FORMULA. The Employer shall contribute $___________ for each eligible Participant, or such other amount as determined each year by the Board of Directors.


ARTICLE VI - PARTICIPANT CONTRIBUTIONS, ROLLOVERS AND TRANSFERS

6.01     SALARY REDUCTION AND THRIFT CONTRIBUTIONS (select A, B, C or D):
and
6.02     [ ]     A.   NOT APPLICABLE. No salary reduction or thrift
                      contributions shall be permitted or required under
                      the Plan.
         [X]     B.   SALARY REDUCTION ONLY. Each Participant may contribute a
                      percentage of his Compensation on a pre-tax basis by
                      salary reduction pursuant to Section 7.04 below.
         [ ]     C.   THRIFT ONLY. Each Participant may contribute a percentage
                      of his Compensation on an after-tax basis by payroll
                      deduction pursuant to Section 7.04 below. (Available only
                      by matching contributions are specified in Section 5.04
                      above.)
         [ ]     D.   COMBINATION SALARY REDUCTION/THRIFT. Each Participant may
                      contribute a percentage of his Compensation on either a pre-tax basis by salary reduction or an after-tax basis by payroll deduction pursuant to Section 7.04 below.

                      Participants (select one)
                      [ ] shall
                      [ ] shall not
                      be permitted to make both salary reduction and thrift contributions in the same Plan Year.

6.03     VOLUNTARY EMPLOYEE CONTRIBUTIONS UNDER THE PLAN (select one):

         [X]     shall be permitted.
         [ ]     shall not be permitted.

6.04     ROLLOVERS AND TRANSFERS TO THE PLAN (select one):
and
6.05     [X]     shall be permitted.
         [ ]     shall not be permitted.


ARTICLE VII - PAYROLL AGREEMENTS

7.04     AMOUNT OF SALARY REDUCTION OR THRIFT CONTRIBUTION. (select one):

         [ ] Not Applicable. No salary reduction or thrift contributions are permitted under the Plan.
         [X] Salary reduction and/or thrift contributions are specified under Article VI above. The following limits shall apply (complete A and B):

                 A. The maximum salary reduction or thrift contribution shall be (select one):
                          [ ]     Not applicable. No maximum shall apply.

                          [X]     20% (whole percent) of Compensation for the
                                  [X] Plan Year. [ ] payroll period.

                          [ ]     $___________ per [ ] Plan Year. [ ] payroll
                                  period.

                 B. The minimum salary reduction or thrift contributions shall be (select one):
                          [ ]     Not applicable. No minimum shall apply.
                          [X]     2% (whole percent) of Compensation for the
                                  [X] Plan Year. [ ] payroll period.
                          [ ]     $___________ per [ ] Plan Year. [ ] payroll
                                  period.

                 NOTE: If both salary reduction and thrift contributions are permitted in the same Plan Year, any limits specified above shall apply on an aggregate basis.

7.05 A Participant who terminates his Payroll Agreement may enter into a new Payroll Agreement as of any subsequent Entry Date after a waiting period of (select one):

         [ ]     Not applicable. There shall be no waiting period.
         [X]     3 months (not to exceed 6 months).

         NOTE: No waiting period is permitted if the first option is selected under Section 2.15 above.


ARTICLE VIII - ALLOCATION AND VALUATION

8.02 Any Profit sharing contributions made by the Employer shall be allocated to Participants who satisfy all of the following requirements (select one or more as appropriate):

         [X]     A.   Not Applicable. No profit sharing contributions shall
                      be made by the Employer.
         [ ]     B.   Completion of at least one Hour of Service during the
                      Plan Year. (Available only if no other selection is
                      made below.)
         [ ]     C.   Completion of at least 501 Hours of Service during
                      the Plan Year.
         [ ]     D.   Completion of at least 1,000 Hours of Service during
                      the Plan Year.
         [ ]     E.   Employment with the Employer on the last day of the
                      Plan Year.

         Participants who are not eligible for an allocation as specified above but die, retire or become disabled during the Plan Year (select one):

         [ ]     not applicable. Option B has been selected above. All
                 Participants who complete at least one Hour of Service during the Plan Year shall receive an allocation.
         [ ]     shall receive an allocation.
         [ ]     shall not receive an allocation.

         ALLOCATION FORMULA. Subject to the top-heavy minimum contribution requirements in Article XXVII of the Basic Plan Document, profit sharing contributions for any Plan Year shall be allocated to eligible Participants (as determined in Section 8.02 above) as follows (select one):

         [ ]     NON-INTEGRATED FORMULA. (select one):
                 [ ] COMPENSATION FORMULA. The allocation shall be in the ratio that each eligible Participant's Compensation bears to the total Compensation of all eligible Participants.
                 [ ] PER CAPITA FORMULA. Each eligible Participant shall receive the dollar amount specified in Section 5.06 above, or such other dollar amount as determined each year by resolution of the Board of Directors. (This option must be selected if the per capita formula is selected in Section 5.06 above.)

         [ ] INTEGRATED FORMULA. In accordance with the allocation formula set forth in Section 8.02(b) of the Basic Plan Document. For purposes of such allocation formula, the following factors shall apply (complete A and B):

                 A. INTEGRATION LEVEL. The Integration Level shall be (select one:)
                          [ ]     the Taxable Wage Base.
                          [ ]     $__________________ (insert dollar amount not
                                  to exceed the Taxable Wage Base).
                          [ ]     ____________% (insert percentage not to
                                  exceed 100% of the Taxable Wage Base).

                 B. Maximum Disparity Rate. The Maximum Disparity Rate shall be ________% (insert percentage not to exceed 5.7%). If the Integration Level is below the Taxable Wage Base, the 5.7% factor shall be reduced in accordance with the table below.

                          --------------------------------------------------------------------------------
                          IF THE INTEGRATION LEVEL IS                     THE 5.7% FACTOR IS REDUCED TO
                          --------------------------------------------------------------------------------
                          Not greater than the greater of $10,000 or
                          20% of the Taxable Wage Base.                           No Reduction
                          --------------------------------------------------------------------------------
                          Greater than the amount in the box above but                4.3%
                          not greater than 80% of the Taxable Wage Base.
                          --------------------------------------------------------------------------------
                          Greater than 80% of the Taxable Wage Base.                  5.4%
                          --------------------------------------------------------------------------------


8.03 Any Matching contributions shall be allocated to Participants as follows (select one):

         [X] Not applicable. No matching contributions shall be made by the Employer.
         [ ] Matching contributions shall be allocated during the Plan Year on a monthly, quarterly or semi-annual basis to all Participants who have salary reduction or thrift contributions during the period for which the matching contributions are being made.
         [ ] Matching contributions shall be allocated as of the last day of the Plan Year to Participants who have salary reduction or thrift contributions during the Plan Year and satisfy all of the following requirements (select one or more as appropriate):
                 [ ] A. Completion of at least one Hour of Service during the Plan Year. (Available only if no other selection is made below.)
                 [ ] B. Completion of at least 501 Hours of Service during the Plan Year.
                 [ ] C. Completion of at least 1,000 Hours of Service during the Plan Year.
                 [ ] D. Employment with the Employer on the last day of the Plan Year.


                 Participants who are not eligible for an allocation as specified above but die, retire or become disabled during the Plan Year (select one):

                 [ ]      Not applicable. Option A has been selected above. All
                          Participants who have salary reduction or thrift
                          contributions during the Plan Year and complete at
                          least one Hour of Service during the Plan Year shall
                          receive an allocation.
                 [ ]      shall receive an allocation.
                 [ ]      shall not receive an allocation.

8.05 FORFEITURES. Amounts forfeited by Participants shall be applied as follows (select one):

         [X] Not applicable. There are no forfeitures under the Plan. All accounts are fully vested.
         [ ] All forfeitures shall be reallocated to eligible Participants (as determined in Section 8.02 above) in the same manner as profit sharing contributions. If profit sharing contributions are not selected in Section 5.06 above, or if the Per Capita allocation formula is selected in Section 8.02 above, forfeitures shall be reallocated to eligible Participants on the basis of their Compensation.

         [ ] Any forfeitures derived from profit sharing contributions shall be reallocated to eligible Participants (as determined in Section 8.02 above) in the same manner as profit sharing contributions. If the Per Capita allocation formula is selected under Section 8.02 above, the reallocation shall be on the basis of each eligible Participant's Compensation. Any forfeitures derived from matching contributions shall be used to reduce Employer matching contributions otherwise payable for the Plan Year in which such forfeitures arise, and for each succeeding Plan Year if necessary, until such forfeitures have been exhausted.
         [ ] All forfeitures shall be used to reduce Employer contributions otherwise payable for the Plan Year in which such forfeitures arise, and for each succeeding Plan Year if necessary, until such forfeitures have been exhausted.


ARTICLE IX - PARTICIPANT DIRECTION OF INVESTMENTS

9.01     Contributions to the Plan shall be invested as follows (select one):

         [ ]     The Trustee shall make all investment selections.
         [X]     The Participant shall make all investment selections.
         [ ]     The Participant shall designate how the following
                 contributions shall be invested. All other contributions shall be invested in accordance with instructions of the Trustee
                 (select as appropriate):
                 [ ]      Salary reduction contributions.
                 [ ]      Matching contributions.
                 [ ]      Thrift contributions.
                 [ ]      Profit sharing contributions.
                 [ ]      Voluntary contributions.
                 [ ]      Rollover contributions, including trust-to-trust
                          transfers.
                 [ ]      Contributions made prior to ________________________
                          (insert date).
                 [ ]      Contributions made after _________________________
                          (insert date).


ARTICLE XI - TERMINATION OF EMPLOYMENT AND VESTING

11.03    The interest of a Participant in any matching contributions under
         Section 5.04 and any profit sharing contributions under Section 5.06 shall vest and become nonforfeitable in accordance with the following vesting schedule (select one and complete as appropriate):

         [X] NOT APPLICABLE. No profit sharing or matching contributions shall be made by the Employer.
         [ ] SINGLE VESTING SCHEDULE. The vesting schedule to be applied for both matching and profit sharing contributions shall be Schedule _____. (Select and insert one of the vesting schedules described below.)
         [ ] DUAL VESTING SCHEDULE. The vesting schedule to be applied for matching contributions shall be Schedule ______ and for profit sharing contributions shall be Schedule ______. (Select and insert in each blank one of the vesting schedules described below - one of the schedules must be Schedule A.)

         VESTING SCHEDULES.
                 A. Full and immediate vesting.
                 B. Graduated vesting (insert percentages in blanks)
                    ________% after 1 Year of Service
                    ________% after 2 Years of Service
                    ________% (not less than 20) after 3 Years of Service
                    ________% (not less than 40) after 4 Years of Service
                    ________% (not less than 60) after 5 Years of Service
                    ________% (not less than 80) after 6 Years of Service
                         100% after 7 Years of Service.
                 C. Cliff vesting - 100% after ________ (not to exceed 5) Years of Service.

                          D. Other (Explain - the schedule must provide a vested percentage which at all times is at least as great as the percentage required under vesting schedule B. or C.)
                                  _____________________________________________

11.04 Exclusion of Years of Service for vesting purposes, including the Top-Heavy vesting schedule in Section 27.04.

                 In computing a Participant's nonforfeitable interest in his Employer Contribution Account, the following Years of Service shall be excluded (select as appropriate):

                 [X] Not applicable. All Years of Service shall be counted.
                 [ ] Years of Service before the Employer maintained this Plan or a predecessor plan.
                 [ ] Years of Service prior to attainment of age _____ (not to exceed age 18).

ARTICLE XIII - DISTRIBUTION AND FORM OF BENEFITS

13.03(a) If a Participant terminates employment for any reason other than death or Total and Permanent Disability prior to his Early Retirement Date, if applicable, or Normal Retirement Age, and the value of his Vested Account Balance exceeds $3,500, the vested portion of his Employer Contribution Account shall be distributed (select one):

                   [X]      A.      as soon as administratively possible
                                    following his termination (provided the
                                    Participant and his spouse, if applicable,
                                    agree to such distribution pursuant to
                                    Article XIII of the Basic Plan Document).
                   [ ]      B.      no earlier than his Early Retirement Date,
                                    if applicable, or his Normal Retirement Age.

13.03(c) PARTICIPANT ELECTION TO DEFER COMMENCEMENT OF BENEFITS. The Plan permits a terminated Participant whose Vested Account Balance exceeds $3,500 to defer the commencement of benefits until the later of his Normal Retirement Age and age 62. In addition, such a Participant (select one):

                   [X]      shall
                   [ ]      shall not

                   be permitted to further defer the commencement of his benefits until his Required Beginning Date as defined in
                   Section 15.06 of the Basic Plan Document.

ARTICLE XIV - JOINT AND SURVIVOR REQUIREMENTS

14.06 The full qualified joint and survivor annuity and preretirement survivor annuity requirements of Section 401
                 (a)(11) and Section 417 of the Code (select one):

                 [ ]      A.      shall apply to all Participants at all times.
                 [X]      B.      shall not apply to a Participant until (and
                                  unless) the Participant elects to receive his benefits under the Plan in the form of an annuity.

                 NOTE: If the Plan is (or becomes) a direct or indirect transferee of a defined benefit plan, money purchase plan, target benefit plan, stock bonus plan, or a profit sharing plan which is subject to the full survivor annuity requirements of Section 401 (a)(11) and Section 417 of the Code, then such requirements shall apply to all Participants at all times and the selection of B. above shall be voided.

ARTICLE XVI - WITHDRAWALS FROM ACCOUNTS

                 The Plan allows Participants to make in-service withdrawals from Voluntary Contribution Accounts, if voluntary contributions are permitted. In addition, Participants shall be permitted to make in-service withdrawals from other accounts, as follows (select as appropriate):

                 [ ] Not Applicable. Additional withdrawals are not permitted.
                 [ ]      Withdrawals from all other accounts at age
                          59-1/2 are permitted.
                 [ ] Withdrawals from all other accounts at Normal Retirement Age are permitted.
                 [X]      Hardship withdrawals from Profit Sharing
                          Contribution Accounts and Matching Contribution Accounts are permitted.
                 [X] Hardship withdrawals from Salary Reduction Accounts (excluding any income accrued after 1988), are permitted.
                 [ ] Withdrawals from Profit Sharing Contribution Accounts and Matching Contribution Accounts under the IRS 2-year rule (described in Section 16.05 of the Basic Plan Document) are permitted.
                 [X] Withdrawals from Thrift Contribution Accounts and Rollover Contribution Accounts are permitted.

16.01            The minimum amount of any withdrawal shall be (select one):

                 [X]      not applicable.
                 [ ]      the lesser of $________(insert dollar amount, not to
                          exceed $1,000) or the Participant's total vested account balance under the Plan, excluding any income accrued after 1988 under his Salary Reduction
                          Account.

ARTICLE XVII - LOANS

17.01            (Select one)
                 [X] No loans to Participants shall be permitted under the Plan.
                 [ ] Loans to Participants shall be permitted under the Plan in an amount not to exceed the lesser of (a) one-half of the Participant's non-forfeitable interest under the Plan, or (b) $50,000.

17.02 A Participant shall be eligible for loans after he completes the following number of years of participation (select one):

                 [ ]      Not applicable.
                 [ ]      years (insert number, not to exceed 5).

17.03            The minimum amount of any loan shall be (select one):

                 [ ]      Not applicable.
                 [ ]      $___________(insert dollar amount, not to exceed
                          $1,000)

ARTICLE XXIV - LIMITATIONS ON ALLOCATIONS

                 LIMITATIONS-ADDITIONAL EMPLOYER PLANS. If the Employer maintains, or ever maintained, another qualified plan in which any Participant in this Plan is (or was) a participant or could possibly become a participant, the Employer must complete Sections 24.03 and 24.04 below. The Employer must also complete these Sections H it maintains a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account, as defined in Section 415(1)(2) of the Code, under which amounts are treated as Annual Additions with respect to any Participant in this Plan. If you maintain such a plan or plans, failure to complete these Sections may adversely affect the qualification of the plans you maintain.

24.03 CODE SECTION 415 LIMITATIONS - MULTIPLE DEFINED CONTRIBUTION PLANS (select one)

                 [X] Not applicable. Employer does not maintain another qualified defined contribution plan which covers Participants of this Plan.

                 [ ] Not applicable. Employer does maintain another qualified defined contribution plan which covers Participants of this Plan, but such other plan is a Master or Prototype plan.
                 [ ] Employer does maintain another qualified defined contribution plan, other than a Master or Prototype Plan, which covers Participants of this Plan. If a Participant is covered by such other plan, (select one):
                          [ ]     The provisions of Section 24.02 shall
                                  apply as if the other plan were a Master or Prototype Plan.
                          [ ] (Provide the method under which such other plan will limit the total Annual Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion.)

                                  _____________________________________________

                                  _____________________________________________

24.04            CODE SECTION 415 LIMITATIONS - COMBINED PLANS (select one)

                 [ ] Not applicable. Employer has never maintained a qualified defined benefit plan which covers or covered Participants of this Plan.
                 [X] Employer either maintains or has maintained a qualified defined benefit plan which covers Participants of this Plan. (In the space below, provide language which will satisfy the 1.0 limitation of Section 415(e) of the Code.)

                          ______________________________________________________

                          ______________________________________________________

ARTICLE XXVI - LIMITATIONS ON EMPLOYEE CONTRIBUTIONS AND MATCHING CONTRIBUTIONS

26.04 FORFEITURES OF EXCESS AGGREGATE CONTRIBUTIONS SHALL BE (select one):

                 [X] not applicable. No matching contributions shall be made under the Plan.
                 [ ] not applicable. There are no forfeitures under the Plan. All accounts are fully vested.
                 [ ] applied to reduce Employer contributions for the Plan Year in which such Excess Aggregate Contributions arise, but allocated in accordance with the next option below to the extent such Excess Aggregate Contributions exceed Employer contributions for such Plan Year or if the Employer has already contributed for such Plan Year.
                 [ ] allocated, after all other forfeitures under the Plan, to all Participants who are Non-Highly Compensated Employees in the ratio that each such Employee's Compensation bears to the total Compensation of all such Employees.

ARTICLE XXVII - TOP HEAVY PROVISIONS

27.02            PRESENT VALUE UNDER DEFINED BENEFIT PLANS (SELECT ONE):

                 [X] Not applicable. Employer does not maintain a qualified defined benefit plan which covers Participants of this Plan.
                 [ ] Employer maintains a qualified defined benefit plan which covers Participants of this Plan. For purposes of establishing Present Value to compute the Top-Heavy Ratio, any benefit shall be discounted only for mortality and interest based on the following (complete both):

                          Interest rate:______________%

                          Mortality table:____________________________________

27.03            MINIMUM ALLOCATION - MULTIPLE PLANS (SELECT ONE):

                 [X] Not applicable. Employer does not maintain another qualified plan which covers Participants of this Plan.
                 [ ] Employer maintains another qualified plan which covers Participants of this Plan. The minimum Top-Heavy allocation requirement applicable to this Plan (select one):
                          [ ]     shall be met by this Plan.
                          [ ]     shall be met by another plan or plans of the
                                  Employer. (Indicate the name(s) of such
                                  other plan(s) in the space provided below.)

                                  ______________________________________________

27.04 VESTING SCHEDULE IN TOP-HEAVY STATUS. If the Plan becomes Top-Heavy, the Plan's minimum vesting schedule shall be 20% after 2 Years of Service, increasing by 20% for each Year of Service thereafter, but not to exceed 100% after 6 Years of Service.

                 If the Plan becomes Top-Heavy, the above minimum Top-Heavy vesting schedule (select one):

                 [ ] shall apply only for Plan Years in which the Plan is in Top-Heavy status.
                 [X] shall continue to apply for succeeding Plan Years, irrespective of whether the Plan is actually in Top-Heavy status for such Plan Years.

It is understood and agreed that the Sponsoring Organization shall not be responsible for the tax and legal aspects of the Plan and Trust, full responsibility for which is assumed by the undersigned Employer, who hereby acknowledges that he has consulted legal and tax counsel to the extent considered necessary.

The Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under
Section 401 of the Internal Revenue Code. In order to obtain reliance with respect to Plan qualification, the Employer must apply to the appropriate Key District Office of the Internal Revenue Service for a determination letter.

This Adoption Agreement may be used only in conjunction with the 401(k)/Profit Sharing Prototype Plan Basic Plan Document #03.

This Plan and Trust is signed this 14th day of March, 1994
                                   ----        -----    --

                                                    MOORE HANDLEY. INC.
                                         ---------------------------------------
                                                    (name of Employer)

                                     By:  L. Ward Edwards
                                         ---------------------------------------
                                                 (authorized signature)


                                     MOORE HANDLEY MACHINE TOOL-INDUSTRIAL, INC.
                                     -------------------------------------------
                                            (name of additional Employer)

                                     By:  L. Ward Edwards
                                         ---------------------------------------
                                                 (authorized signature)

Appointment as Trustee is accepted
 L. Ward Edwards
- - ----------------------------------
 Gary Mercer
- - ---------------------------------- Appointment as Plan Administrator is accepted

- - ---------------------------------- --------------------------------------------
          (as Trustee(s))          (to be signed by Plan Administrator if other
                                    than Employer)

Failure to properly fill out this Adoption Agreement may result in the disqualification of the Plan.

The Sponsoring Organization will inform the adopting Employer of any amendments made to the Prototype Plan or of the discontinuance or abandonment of the Prototype Plan, provided the Employer complies with the initial and continuing registration requirements of the Sponsoring Organization. The adopting Employer should keep the initial registration form and all registration renewal forms with its copy of the Plan.

The Sponsoring Organization is: New England Mutual Life Insurance Company
                                500 Boylston Street
                                Boston, MA 02117
                                Tel. No. (617) 578-6158

This prototype plan is an important legal document. You should consult with your attorney regarding the legal and tax implications of adopting this plan. Although the overall form of the plan has been approved by the Internal Revenue Service, neither The New England nor its agents can act as your attorney in qualifying your plan with the IRS, or assure that it automatically is suited to your needs.

                              ATTACHMENT TO THE
           MOORE HANDLEY SALARIED EMPLOYEES' SAVINGS PLAN AND TRUST


Name:        Moore Handley Machine Tool - Industrial, Inc.

Address:     __________________________________________________________________

             __________________________________________________________________
Employer
I.D. Number: __________________________________________________________________